DISCLOSURE OF NEW IFRS IN THE PERIOD	12 Months Ended
Dec. 31, 2017
Disclosure of new ifrs in the period [Abstract]
DISCLOSURE OF NEW IFRS IN THE PERIOD
Note 4: -	Disclusure Of New Ifrs In The Period

a.	IFRS 15 – Revenues from contracts with customers

The standard outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. The core principle of the new standard is for companies to recognize revenue to depict the transfer of goods or services to customers in amounts that reflect the consideration (that is, payment) to which the Company expects to be entitled in exchange for those goods or services. The new standard also will result in enhanced disclosures about revenue, provide guidance for transactions that were not previously addressed comprehensively (for example, service revenue and contract modifications) and improve guidance for multiple-element arrangements.

IFRS 15 is to be applied retrospectively for annual periods beginning on or after January 1, 2018. IFRS 15 allows an entity to choose to apply a modified retrospective approach. During 2017, the Company performed an assessment of IFRS 15 impact as described below.

The Company is in the business of sale of plasma-derived therapeutics products and distribution in Israel of drugs manufacture by other companies. The products are sold on their own in separate identified contracts with customers. In addition, the Company received certain milestone and advances from Commercialization, Distribution and License Agreements with strategic partners.

The Company performed the following preliminary assessment of IFRS 15:

(1)       Sale of goods

Application of the IFRS 15 to contracts with customers in which the sale of product is generally expected to be the only performance obligation does not have any impact on the Company’s profit or loss following implementation of IFRS 15. The revenue recognition occurs at a point in time when control of the asset is transferred to the customer, generally on delivery of the goods.

In implementation of IFRS 15, the Company is considering the following:

(1)       Variable consideration

Some contracts with customers provide a right of return, trade discounts or volume rebates. Currently, the Company recognizes revenue from the sale of goods measured at the fair value of the consideration received or receivable, net of returns and allowances, trade discounts and volume rebates. If revenue cannot be reliably measured, the Company defers revenue recognition until the uncertainty is resolved. Such provisions give rise to variable consideration under IFRS 15, which will be required to be estimated at contract inception.

IFRS 15 requires that the variable consideration be estimated conservatively to prevent over-recognition of revenue.

The Company continues to assess individual contracts to determine the estimated variable consideration and related constraint. There is no impact of IFRS 15on the financial statements.

(2)       Upfront and milestone payments

Agreements with strategic partners that include upfront and milestone payments contain a performance obligation that is satisfied over time given that the customer simultaneously receives and consumes the benefits provided by the Company. Currently, the Company defers the upfront payments and recognizes revenue over time by reference to the stage of completion.

Under IFRS 15, the Company would continue to recognize revenue for upfront payments over time rather than at a point of time. The Company identified the existence of a significant financing component resulting from an upfront payment. As of January 1, 2018 an amount of $ 757 thousands will be recognized as an increase of the deferred revenue against accumulated deficit and through 2018 will be recognize as revenue in the financial statements. Other than the financing component, there was no impact on the financial statement due to IFRS 15 implementation.

(3)       Presentation and disclosure requirements

IFRS 15 provides presentation and disclosure requirements, which are more detailed than under current IFRS. The presentation requirements represent a significant change from current practice and may significantly expand the disclosures required in Company’s financial statements. Many of the disclosure requirements in IFRS 15 are completely new. In 2017 the Company updated the internal controls, policies and procedures necessary to collect and disclose the required information.

b.	IFRS 9 - Financial Instruments

In July 2014, the IASB completed the final element of its comprehensive response to the financial crisis by issuing IFRS 9 Financial Instruments. The package of improvements introduced by IFRS 9 includes a logical model for classification and measurement, a single, forward-looking ‘expected loss’ impairment model and a substantially-reformed approach to hedge accounting. Certain securities that are currently measured at Fair Value through profit and lost will be measured at Fair Value through other comprehensive income (loss) due to implementation of IFRS 9. In addition, the Company will measure expected credit loss of the securities that will be measured at fair value through other comprehensive income (loss). IFRS 9 is to be applied for annual periods beginning on January 1, 2018. The Company does not there to be any material impact from the adoption of IFRS 9 on the financial statements.

c.	IFRS 16 – Leases

In January 2016, the IASB issued IFRS 16, Leases. IFRS 16, that replaces IAS 17, Leases, will only imply insignificant changes to the accounting for lessors. For lessees, the accounting will change significantly, as all leases (except short term leases and small asset leases) will be recognized on balance sheet. Initially, the lease liability and the right-of-use asset is measured at the present value of future lease payments (defined as economically unavoidable payments). The right-of-use asset is subsequently depreciated in a similar way to other assets such as tangible assets, i.e. typically in a straight-line over the lease term. The new Standard is effective for annual periods beginning on or after January 1, 2019. Earlier application is permitted provided that IFRS 15, "Revenue from Contracts with Customers", is applied concurrently. The Company is evaluating the possible impact of IFRS 16 but is presently unable to assess its effect, on the financial statements.

d.	IFRIC Interpretation 23 - Uncertainty over Income Tax Treatment

The Interpretation clarifies application of recognition and measurement requirements in IAS 12 Income Taxes when there is uncertainty over income tax treatment. In determining taxable profit (tax loss), tax bases, unused tax losses, unused tax credits and tax rates, an entity must consider the probability that a taxation authority will accept an uncertain tax treatment.

The interpretation is effective for annual reporting periods beginning on or after 1 January 2019. The Company is evaluating the possible impact of IFRIC Interpretation 23 but is presently unable to assess its effect, on the financial statements.